FOUNTAINHEAD
                                        KALEIDOSCOPE FUND
[KING LOGO]                             ---------------------------------
                                        FOUNTAINHEAD
                                        SPECIAL VALUE FUND



                                        Annual Report
                                        October 31, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

A Message to Our Shareholders...............................    1
Fountainhead Special Value Fund Growth of $10,000...........    5
Fountainhead Kaleidoscope Fund Growth of $10,000............    6
Schedules of Investments:
     Fountainhead Special Value Fund........................    7
     Fountainhead Kaleidoscope Fund.........................    8
Statements of Assets and Liabilities........................    9
Statements of Operations....................................   10
Statements of Changes in Net Assets.........................   11
Financial Highlights........................................   13
Notes to Financial Statements...............................   15
Independent Auditors' Report................................   19

--------------------------------------------------------------------------------
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2001
--------------------------------------------------------------------------------

The last twelve months have proven to be very trying even for long-term, patient investors. The end of 2000 through the first half of 2001 saw the unwinding of the speculative bubble, which grew during the late 1990s. The equity markets appeared to be bottoming out in late August/early September 2001, before the horrendous attacks of September 11th. The assault led to the quick deterioration of an already fragile economic rebound and further frazzled investors' nerves, culminating in a sharp emotional sell-off in the weeks immediately following the terrorist actions. Although only one factor, the uncertainty of the twelve-month period is reflected in both Funds' one-year results. However, despite the very difficult backdrop of the last two years, both of our funds, Fountainhead Special Value Fund (KINGX) -- which invests in both mid- and small-cap stocks, but emphasizes mainly mid-cap stocks -- and Fountainhead Kaleidoscope Fund (KALEX) -- which emphasizes small-cap stocks -- have managed to out perform their respective benchmarks over longer periods of time.

Fountainhead  Special  Value  Fund fell  25.38%  over the  twelve  months  ended
10/31/01, but has handily outperformed its comparable benchmarks over a three-year period, with an average annualized return of 18.61% (versus 5.91% for the Russell Midcap Index and 0.05% for the S&P 500 Index), and has averaged a return of 16.89% since its inception (versus 9.08% for the Russell Midcap and 12.77% for the S&P 500 over the same time frame). Fountainhead Kaleidoscope Fund fell 16.39% over the twelve months ended 10/31/01, but has produced an average annual return of 10.07% since its November 1, 1999 inception (versus 0.87% for the Russell 2000 and -10.72% for the S&P 500 Index).*

Over the last year, performance in both Funds has been driven by several of our healthcare stocks; Mylan Labs rose 72.5% over the twelve-month period ended 10/31/01 and Boston Scientific rose 42.7%. Both positions are held by KINGX and KALEX. In addition, a small media company, Ackerley Group, entered into a definitive agreement to be acquired by Clear Channel Communications in October 2001 at a nice premium. As a result, our position in Ackerley has aided the performance of both Funds. On the other hand, both Funds' results were hindered primarily by our other holdings in the cable and telecommunications areas.

Cable, in particular, is an area where we remain optimistic about future prospects. As a result, we continue to maintain positions in some cable companies despite their recent pullbacks. A recent article by Barron's (August 20, 2001) highlighted the cable TV industry. The article illustrated the fact that cable companies, as a whole, are clobbering the local telephone companies in the race to bring high-speed Internet connections to American homes. After decades of cutting the corners on technology and offering poor service, local telecom companies are losing customers to cable companies which are rapidly gaining market share. In fact, cable modems are swamping the high-speed data connections (DSL lines) being offered by the telephone industry. At the end of the first quarter of 2001, total cable deployments stood at 4.7 million, compared with just 2.2 million residential DSL connections. Despite efforts by telephone companies to increase market share, cable companies are likely to exploit their first-mover advantage and maintain their edge. Cable companies are also benefiting from the rollout of digital services, which replace their traditional analog services. Digital programming offers higher quality, more channels (up to 250), multiplexed premium channels, and digital music. Through the end of the second quarter of 2001, cable companies have signed up approximately 12.2 million digital customers, stemming the erosion in their customer base and even winning back many satellite customers.

Telecom was another area which hurt the performance of both Funds over the last year. While the telecommunications sector has certainly come under scrutiny over the last several quarters in light of numerous bankruptcies and significant overcapacity, we strongly believe that opportunities exist in select

--------------------------------------------------------------------------------
A MESSAGE TO OUR SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

pockets of this sector. Several companies owned by the Funds are, in our opinion, trading at very significant discounts to their intrinsic values. We are confident that this value will eventually be discovered by the market, or by other strategic buyers, leading to a potential for significant price appreciation. The majority of the Funds' telecom holdings are in the wireless communications industry. The importance of cell phones was reinforced by the September 11th attacks as stories began to emerge about 911 calls being placed from the ill-fated hijacked airliners, victims placing their last calls to loved ones, and calls for help being made from those trapped under the rubble. In addition, with traditional wire line phones down in New York City, individuals were able to contact family members and do business in the weeks following the terrorist attacks. This horrible event highlighted the need for individuals to stay in contact with one another. Also, the heightened need for additional safety measures also has resulted in an increased desire for parents to have alternative methods to stay in contact with their children, who may be young adults and/or teens. These factors have thus far resulted in a pick-up in demand for cell phones. In fact, Radio Shack's October 2001 same store sales (stores that have been in existence for at least 12 months) rose by a higher-than-expected amount primarily due to a 30% increase in cell phone sales. Increased cell phone sales result in more traffic on the airwaves, which further highlights the value of spectrum. In addition, the FCC recently announced that it would raise the spectrum caps which had previously been imposed on wireless companies. This is a very significant event in that it could lead to an increase in merger and acquisition activity in 2002 and beyond. Several companies currently owned in the portfolios are, in our opinion, trading at discounts to the value of their spectrum alone, such as Leap Wireless and Dobson Communications. Any additional value assessed for their subscriber bases or other attractive assets in their arsenal provides for a potential upside.

We remain optimistic that many companies across a variety of industries in which we have invested over the last several months have the potential to deliver above average returns over the next year or two. The events of September 11th saddened us greatly and caused an enormous amount of disruption in the economy and in the world equity markets. Over the very short term, fear and uncertainty prevailed. While we ultimately believe that the initial shock to the economy will be absorbed relatively quickly, the nation's dependence on airfreight and the use of just-in-time inventory systems exacerbated the short-term downward effects, accelerating the U.S. economic recession (a formal recession is defined as two quarters of negative Gross Domestic Product (GDP)) as third quarter GDP fell into the red for the first time in 8 1/2 years. The key question is whether long-term trends in the United States have been significantly affected and how long this recession will last.

On the positive side, the U.S. has never been in better shape fiscally to handle a crisis. The federal budget had been in a surplus status, low commodity prices and low inflation has enabled the Federal Reserve to cut interest rates and flood the economy with liquidity, government spending as a percentage of GDP has been on the decline for eight consecutive years, and finally, the U.S. gross government debt as a percentage of GDP currently stands at approximately 51.7% -- very low when compared to other countries such as Germany (57.7%), Canada (95.0%), Italy (103.9%), and Japan (138.3%).

Some economists believed that the economy had hit an inflection point in late August/early September 2001. However, if the attacks had not occurred, it is conceivable that the third quarter GDP would have been slightly positive. In essence, the short-term impact of the attacks caused consumers and businesses to curtail purchases and investment decisions and to linger in limbo for several weeks. However, when looking at the long-term impact from an economic standpoint, we believe there will be no major lasting impact on the nation's ability to innovate and produce.

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A MESSAGE TO OUR SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

A return to normalcy has begun across the country, even in areas most severely impacted by the attacks, such as metropolitan New York. Fiscal policy initiatives are under discussion and may include accelerated spending and additional tax cuts aimed at bolstering consumer confidence. Rescue packages have been put together for the airline industry and some afflicted areas, such as New York City. The combination of these policy initiatives is likely to limit the duration and depth of any economic disruption.

Another sign of confidence in the corporate community is illustrated by the large number of share repurchase programs initiated after the 9/11 attacks. Interestingly, many of these are not just symbolic, as many announced plans call for the authorization of share repurchase programs which exceed 10% of the total shares outstanding.

Another very interesting development over the last several weeks has been the announcement by the Treasury Department that 30-year government bonds will no longer be issued. The announcement caused the largest drop in government bond yields in the last 30 years. As of October 31, 2001, the 30-year Treasury bond was yielding 4.9%; the 10-year, 4.2%; and the 2-year, 2.4%. This announcement has two great side effects for stock buyers. First, these very low yields make stocks a potentially more attractive alternative investment to bonds. Second, the resulting drop in mortgage rates provides a boost to homeowners, a very important component of the economy. In fact, while consumer spending still remains fairly sluggish, it has actually rebounded nicely after the initial sharp decline following the events of 9/11. Part of the reason for the strength in consumer spending may stem from the housing market and mortgage refinancings. Equity cash-outs may have indeed been large enough to help explain why consumer spending has held up so well. In light of the recent lows made in interest rates, this trend may continue.

Given the decline in stock prices and consequent impact on investor confidence since early 2000, assets have been accumulating in money market funds for quite some time. As of October 2001, these assets exceeded $2 trillion (the greatest percentage of equity market capitalization since 1997) and represent tremendous available buying power. If you include the amount of assets in short-term fixed instruments (such as CDs, money markets, and savings accounts) that dollar amount rises to an astonishing $6.1 trillion. With money market funds yielding less than 2%, investors may increasingly find an incentive to seek greater returns.

Several more technical factors also encourage us. Another potential boost to the equity markets could come in the form of short covering. As of October 2001, short interest as a percentage of total NYSE volume is approximately 1.8% (close to its high of the last several years). Also, margin debt has been on the decline over the last several quarters. This suggests that a good deal of the equity market's speculative excess may have been worked off.

While much uncertainty still exists, we believe the economy may be setting up for a rebound starting in the first or second quarter of 2002. Lower interest rates, lower oil prices, fiscal stimulus, mortgage refinancings, the end of a horrible inventory correction, and better-than-expected productivity could be the right ingredients for a healthy second half of 2002 and calendar year 2003.

If one were to look back to the early part of 2000, most investors and consumers were on top of the world. A sustainable level of 5000 on the Nasdaq was thought to be a near-term reality. Investor expectations of 25% to 30% annual returns were common, companies with half-baked business plans could easily access the capital markets and obtain funding, and people believed that there would be an insatiable demand for most goods and services which would last for years. As a whole, the average sentiment appeared to be that nothing could go wrong. As with many periods in our history, sentiment was skewed to the extreme. Many

--------------------------------------------------------------------------------
A MESSAGE TO OUR SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

were blinded by undying optimism. It was over the next eighteen or so months that many unthinkable events would unfold. From March 31, 2000 to October 31, 2001, we have seen the Nasdaq decline by 63%, the S&P 500 by 29%, GDP has declined from a positive 8.3% in the fourth quarter of 2000 to a negative 0.4% in the third quarter of 2001, and unemployment has risen nearly 40% since October 2000. Lastly, the U.S. has been attacked at home, losing several thousand civilians, and we are now at war. Emotion, fear, and uncertainty have dominated the headlines and the thoughts of Americans. From an investment standpoint, the silver lining at this point in time is that a large number of investors are blinded by extreme pessimism. We have reached a point where many feel as if nothing can go right. Historically, when sentiment is exceedingly pessimistic, we are set up for a surprise on the upside.

Some investors believe that 2002 should be a better year than 2001. Although there is no way to predict the future, it has the potential to be even better than what many expect. It is possible that after a slow start, barring any additional major attacks on the U.S., growth may resume on an upward trajectory.

As the investment adviser to the Funds, King Investment Advisors stresses that patience is a very important element in investing. We believe that is especially relevant today. Over the next several months, the equity markets could be marked with volatility and trade sideways. In such a market, it is extremely important for a fund manager to be an agile, skillful stockpicker; we believe that King Investment Advisors meets both of these criteria. Looking out over the next year, we are cautiously optimistic and believe that our strict investment discipline and emphasis on private-market value will reward our shareholders. We believe that we are well positioned to participate in an economic turnaround, which we believe may come sooner than many expect.

Thank you for your continued support of Fountainhead Special Value Fund and Fountainhead Kaleidoscope Fund.

Sincerely,

/s/ Roger King
Roger E. King
Chairman and President

* PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. FOR ADDITIONAL FUND PERFORMANCE REFER TO PAGES 5 AND 6.

The views in this report were those of the Funds' manager as of October 31, 2001 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment and do not constitute investment advice.

Investments in small- and medium-sized companies may involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. In addition, the Funds' portfolio may be overweighted in an industry sector in which any negative development affecting that sector will have a greater impact on the Funds' performance. Forum Fund Services, LLC., Distributor. (12/01).

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE
--------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL TOTAL
                                                                         RETURN SINCE INCEPTION
FUND/INDEX                                                    1 YEAR       DECEMBER 31, 1996
----------                                                    ------     ----------------------
Fountainhead Special Value Fund.............................  (25.38)%           16.89%
Russell Midcap Index........................................  (18.02)%            9.08%

[FOUNTAINHEAD GRAPH]

                                                                 FOUNTAINHEAD SPECIAL VALUE
                                                                       FUND - $21,259             RUSSELL MIDCAP INDEX - $15,218
                                                                 --------------------------       ------------------------------
12/31/96                                                                   10000                              10000
                                                                           10210                              10187
                                                                           10420                              10374
                                                                           10830                              10358
                                                                           10140                               9918
                                                                            9860                              10165
05/31/97                                                                   10870                              10907
                                                                           11560                              11263
                                                                           11990                              12203
                                                                           11860                              12071
                                                                           12950                              12759
                                                                           13370                              12263
11/30/97                                                                   13070                              12555
                                                                           13660                              12901
                                                                           13428                              12658
                                                                           14751                              13647
                                                                           15903                              14295
                                                                           16469                              14330
05/31/98                                                                   15751                              13887
                                                                           16226                              14079
                                                                           15418                              13408
                                                                           11973                              11263
                                                                           12099                              11628
                                                                           12225                              11992
10/31/98                                                                   12741                              12810
                                                                           12478                              13416
                                                                           13175                              14203
                                                                           13963                              14179
                                                                           14236                              13707
                                                                           15347                              14137
04/30/99                                                                   16529                              15181
                                                                           17378                              15137
                                                                           18661                              15671
                                                                           19005                              15241
                                                                           18924                              14846
                                                                           20207                              14324
10/31/99                                                                   23107                              15003
                                                                           26370                              15435
                                                                           30742                              16793
                                                                           29412                              16237
                                                                           30868                              17485
                                                                           30365                              18486
04/30/00                                                                   27538                              17611
                                                                           25360                              17145
                                                                           27475                              17652
                                                                           26051                              17454
                                                                           27884                              19127
                                                                           26606                              18854
10/31/00                                                                   28491                              18563
                                                                           24208                              16892
                                                                           25912                              18178
                                                                           30553                              18471
                                                                           27651                              17346
                                                                           25260                              16270
04/30/01                                                                   26577                              17662
                                                                           27651                              17991
                                                                           27881                              17821
                                                                           27165                              17311
                                                                           24813                              16646
                                                                           21080                              14638
10/31/01                                                                   21259                              15218

The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

For the period ending  September 30, 2000, the Fund's 1-year and since inception
average  annual  returns  were  -20.77%  and  17.01%,  respectively.   For  more
up-to-date performance please call (800) 868-9535.

--------------------------------------------------------------------------------
FOUNTAINHEAD KALEIDOSCOPE FUND
PERFORMANCE
--------------------------------------------------------------------------------

                                                                          AVERAGE ANNUAL TOTAL
                                                                         RETURN SINCE INCEPTION
FUND/INDEX                                                    1 YEAR        NOVEMBER 1, 1999
----------                                                    ------     ----------------------
Fountainhead Kaleidoscope Fund..............................  (16.39)%           10.07%
Russell 2000 Index..........................................  (12.70)%            0.87%

[FOUNTAINHEAD GRAPH]

                                                                 FOUNTAINHEAD KALEIDOSCOPE
                                                                       FUND - $12,115              RUSSELL 2000 INDEX - $10,175
                                                                 -------------------------         ----------------------------
11/01/99                                                                   10000                              10000
                                                                           12600                              10520
                                                                           13800                              11711
01/31/00                                                                   12820                              11523
                                                                           12860                              13426
                                                                           13600                              12541
04/30/00                                                                   13470                              11786
                                                                           13280                              11099
                                                                           14570                              12067
07/31/00                                                                   14280                              11679
                                                                           14970                              12570
                                                                           14470                              12200
10/31/00                                                                   14490                              11656
                                                                           12670                              10459
                                                                           13815                              11357
01/31/01                                                                   15957                              11949
                                                                           14645                              11165
                                                                           13731                              10619
04/30/01                                                                   14267                              11449
                                                                           14886                              11731
                                                                           15012                              12136
07/31/01                                                                   14897                              11479
                                                                           13952                              11108
                                                                           11926                               9613
10/31/01                                                                   12115                              10175

The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Kaleidoscope Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

For the period ending September 30, 2001, the Fund's 1-year and since inception average annual returns were -17.58% and 9.63% respectively. For more up-to-date performance please call (800) 868-9535.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULES OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------


                        SECURITY                                                        SECURITY
  SHARES              DESCRIPTION                 VALUE           SHARES              DESCRIPTION                 VALUE
  -------    ------------------------------    -----------        -------    ------------------------------    -----------

  COMMON STOCK (98.1%)                                            COMMON STOCK, CONTINUED
  APPAREL & ACCESSORY STORES (2.0%)                               FOOD & KINDRED PRODUCTS (3.2%)
   33,600    Wilsons: The Leather Experts,                         50,000    PepsiAmericas, Inc.+              $   652,000
             Inc.+                             $   407,232                                                     -----------
                                               -----------        MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  BUSINESS SERVICES (3.9%)                                        PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (4.9%)
   60,000    Ackerley Group, Inc.+                 807,000         44,000    Boston Scientific Corp.+            1,000,560
                                               -----------                                                     -----------
  CABLE & OTHER PAY TELEVISION SERVICES (11.8%)                   MISCELLANEOUS RETAIL (1.8%)
   41,501    Adelphia Communications                               12,100    Duane Reade, Inc.+                    362,032
             Corp.-Class A+                        918,418                                                     -----------
   20,000    Cablevision Systems Corp.-                           NONDEPOSITORY CREDIT INSTITUTIONS (3.3%)
             Class A+                              685,000         16,900    Countrywide Credit Industries,
   57,100    Charter Communications, Inc.-                                   Inc.                                  674,817
             Class A+                              807,394                                                     -----------
                                               -----------        OIL & GAS EXTRACTION (3.3%)
                                                 2,410,812         25,000    Forest Oil Corp.+                     685,000
                                               -----------                                                     -----------
  CHEMICALS & ALLIED PRODUCTS (16.9%)                             PRINTING, PUBLISHING, & ALLIED INDUSTRIES (2.0%)
   32,200    Alpharma, Inc.                        891,940          9,800    Media General, Inc.-Class A+          407,680
   24,174    Elan Corp. plc ADR+                 1,103,543                                                     -----------
   25,000    Immunex Corp.+                        597,250        REAL ESTATE (3.6%)
   16,500    Mylan Laboratories, Inc.              608,355         43,200    Catellus Development Corp.+           743,040
    5,700    Watson Pharmaceuticals, Inc.+         271,776                                                     -----------
                                               -----------        RETAIL-COSMETICS (2.8%)
                                                 3,472,864         43,200    Elizabeth Arden, Inc.+                569,808
                                               -----------                                                     -----------
  COMMUNICATIONS (23.5%)                                          TELEPHONE COMMUNICATIONS (3.5%)
   80,700    Citizens Communications Co.+          717,423          8,100    Telephone & Data Systems,
   71,000    Crown Media Holdings, Inc.+           729,880                   Inc.+                                 711,990
   77,000    Dobson Communications Corp.+          759,990                                                     -----------
   20,000    Fox Entertainment Group, Inc.+        440,200                   Total Common Stock
   51,000    Leap Wireless International,                                    (cost $21,091,177)                 20,135,538
             Inc.+                                 758,370                                                     -----------
   80,300    Paxson Communications Corp.+          682,550
   29,000    Rural Cellular Corp.+                 658,590
    5,500    Young Broadcasting, Inc.-
             Class A+                               84,205
                                               -----------        PRINCIPAL
                                                 4,831,208        ---------
                                               -----------
  DEPOSITORY INSTITUTIONS (5.1%)                                  SHORT-TERM INVESTMENTS (0.3%)
   74,900    Riggs National Corp.                1,059,835          53,267     Deutsche Cash Management
                                               -----------                     Fund (cost $53,267)             $    53,267
  ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,                                                        -----------
  EXCEPT COMPUTER EQUIPMENT (1.6%)                                TOTAL INVESTMENTS (98.4%)
   18,000    Vishay Intertechnology, Inc.+         339,660        (COST $21,144,444)                           $20,188,805
                                               -----------                                                     -----------
  FINANCIAL SERVICES (4.9%)                                       Other Assets and Liabilities (1.6%)              337,445
  100,000    Saxon Capital Acquisition                                                                         -----------
             Co.+*                               1,000,000        TOTAL NET ASSETS (100.0%)                    $20,526,250
                                               -----------                                                     ===========

----------------------------------------------------------
+ Non-income producing security.

* Security priced at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD KALEIDOSCOPE FUND
SCHEDULES OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------


                        SECURITY                                                        SECURITY
  SHARES              DESCRIPTION                VALUE            SHARES              DESCRIPTION                VALUE
  -------    ------------------------------    ----------         -------    ------------------------------    ----------
  COMMON STOCK (95.9%)                                            COMMON STOCK, CONTINUED
  APPAREL & ACCESSORY STORES (4.0%)                               MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
    8,900    Wilsons: The Leather Experts,                        PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (3.3%)
             Inc.+                             $  107,868           4,000    Boston Scientific Corp.+          $   90,960
                                               ----------                                                      ----------
  BIOTECHNOLOGY (2.6%)                                            MISCELLANEOUS RETAIL (3.3%)
    6,200    EntreMed, Inc.+                       72,230           3,000    Duane Reade, Inc.+                    89,760
                                               ----------                                                      ----------
  BUSINESS SERVICES (3.0%)                                        NONDEPOSITORY CREDIT INSTITUTIONS (1.6%)
    6,000    Ackerley Group, Inc.+                 80,700           1,100    Countrywide Credit Industries,
                                               ----------                    Inc.                                  43,923
  CABLE & OTHER PAY TELEVISION SERVICES (7.5%)                                                                 ----------
    2,450    Adelphia Communications                              OIL & GAS EXTRACTION (1.2%)
             Corp.-Class A+                        54,219           1,200    Forest Oil Corp.+                     32,880
    3,500    Charter Communications, Inc.-                                                                     ----------
             Class A+                              49,490         PRINTING, PUBLISHING, & ALLIED INDUSTRIES (2.3%)
    9,800    Crown Media Holdings, Inc.+          100,744           1,500    Media General, Inc.-Class A+          62,400
                                               ----------                                                      ----------
                                                  204,453         REAL ESTATE (2.8%)
                                               ----------           4,500    Catellus Development Corp.+           77,400
  CHEMICALS & ALLIED PRODUCTS (13.4%)                                                                          ----------
    4,700    Alpharma, Inc.                       130,190         RETAIL-COSMETICS (2.8%)
    4,000    CollaGenex Pharmaceuticals,                            5,700    Elizabeth Arden, Inc.+                75,183
             Inc.+                                 31,760                                                      ----------
    2,014    Elan Corp. plc ADR+                   91,939         TELEPHONE COMMUNICATIONS (12.2%)
    2,100    Mylan Laboratories, Inc.              77,427           5,200    Shenandoah Telecommunications
      700    Watson Pharmaceuticals, Inc.+         33,376                    Co.+                                 178,983
                                               ----------           3,000    Warwick Valley Telephone Co.+        153,000
                                                  364,692                                                      ----------
                                               ----------                                                         331,983
  COMMUNICATIONS (17.9%)                                                                                       ----------
   10,400    Citizens Communications Co.+          92,456                    Total Common Stock
    8,800    Dobson Communications Corp.+          86,856                    (cost $2,742,332)                  2,617,160
    6,200    Leap Wireless International,                                                                      ----------
             Inc.+                                 92,194
   12,000    Paxson Communications Corp.+         102,000
    3,700    Rural Cellular Corp.+                 84,027
    2,000    Young Broadcasting, Inc.-
             Class A+                              30,620         PRINCIPAL
                                               ----------         ---------
                                                  488,153
                                               ----------         SHORT-TERM INVESTMENTS (0.0%)
  DEPOSITORY INSTITUTIONS (4.1%)                                     849     Deutsche Cash Management Fund
    8,000    Riggs National Corp.                 113,200                    (cost $849)                      $      849
                                               ----------                                                       ----------
  ELECTRIC, GAS, & SANITARY SERVICES (2.5%)                       TOTAL INVESTMENTS (95.9%)
    3,300    Southwest Gas Corp.                   67,980         (COST $2,743,181)                             $2,618,009
                                               ----------                                                       ----------
  FINANCIAL SERVICES (4.4%)                                       Other Assets and Liabilities (4.1%)              111,436
   12,000    Saxon Capital Acquisition                                                                          ----------
             Co.+*                                120,000         TOTAL NET ASSETS (100.0%)                     $2,729,445
                                               ----------                                                       ==========
  FOOD & KINDRED PRODUCTS (3.1%)
    6,600    PepsiAmericas, Inc.+                  86,064
                                               ----------
  HOLDING & OTHER INVESTMENT OFFICES (3.9%)
   13,300    America First Mortgage
             Investments, Inc.+                   107,331
                                               ----------


-----------------------------------------------------------
+ Non-income producing security.

* Security priced at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                              FOUNTAINHEAD     FOUNTAINHEAD
                                                              SPECIAL VALUE    KALEIDOSCOPE
                                                                  FUND             FUND
                                                              -------------    ------------
ASSETS
    Total investments, at value (Cost $21,144,444 and
      $2,743,181 respectively)(Note 2)......................   $20,188,805      $2,618,009

    Interest, dividends and other receivables...............         5,228             485

    Receivable for securities sold..........................       957,087         151,809

    Receivable for Fund shares sold.........................        34,073              --

    Prepaid expenses........................................        13,953              --

                                                               -----------      ----------
Total Assets................................................   $21,199,146      $2,770,303
                                                               -----------      ----------
LIABILITIES

    Payable for securities purchased........................       309,760              --

    Payable for Fund shares redeemed........................         6,602              --

    Payable to administrator (Note 3).......................         3,333              --

    Payable to investment adviser (Note 3)..................            --           5,121

    Payable to custodian....................................       314,681          34,989

    Accrued expenses and other liabilities..................        38,520             748
                                                               -----------      ----------
Total Liabilities...........................................       672,896          40,858
                                                               -----------      ----------
NET ASSETS..................................................   $20,526,250      $2,729,445
                                                               ===========      ==========
COMPONENTS OF NET ASSET
S
    Paid-in capital.........................................   $22,796,281      $3,094,403

    Unrealized depreciation on investments..................      (955,639)       (125,172)

    Accumulated net realized loss on investments............    (1,314,392)       (239,786)
                                                               -----------      ----------
NET ASSETS..................................................   $20,526,250      $2,729,445
                                                               ===========      ==========
SHARES OF BENEFICIAL INTEREST...............................     1,233,986         236,418

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................   $     16.63      $    11.54

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
PERIOD ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                                              FOUNTAINHEAD     FOUNTAINHEAD
                                                              SPECIAL VALUE    KALEIDOSCOPE
                                                                  FUND             FUND
                                                              -------------    ------------
INVESTMENT INCOME

    Interest income.........................................   $     5,873      $     947

    Dividend income.........................................        50,200         17,411
                                                               -----------      ---------
Total Investment Income.....................................        56,073         18,358
                                                               -----------      ---------
EXPENSES
    Investment advisory (Note 3)............................       333,111         49,601

    Administration (Note 3).................................        29,736             --

    Transfer agent (Note 3).................................        18,406             --

    Custodian (Note 3)......................................        11,638             --

    Accounting (Note 3).....................................        25,657             --

    Legal...................................................        10,896             --

    Audit...................................................        10,550             --

    Directors fees and expenses.............................         1,223          1,223

    Reporting...............................................         9,208             --

    Compliance..............................................        11,854             --

    Miscellaneous...........................................         4,650             --
                                                               -----------      ---------
Total Expenses..............................................       466,929         50,824

    Fees waived and expenses reimbursed (Note 4)............      (106,345)       (15,407)
                                                               -----------      ---------
Net Expenses................................................       360,584         35,417
                                                               -----------      ---------
NET INVESTMENT LOSS.........................................      (304,511)       (17,059)
                                                               -----------      ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

    Net realized loss from investments......................      (104,217)      (113,591)

    Net change in unrealized depreciation of investments....    (6,621,932)      (379,699)
                                                               -----------      ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............    (6,726,149)      (493,290)
                                                               -----------      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $(7,030,660)     $(510,349)
                                                               ===========      =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FOUNTAINHEAD
                                                                       SPECIAL VALUE FUND
                                                              ------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2001    OCTOBER 31, 2000
                                                              ----------------    ----------------
OPERATIONS

    Net investment loss.....................................    $  (304,511)        $  (238,881)

    Net realized gain (loss) from investments...............       (104,217)          2,763,544

    Net change in unrealized appreciation (depreciation) of
      investments...........................................     (6,621,932)            841,203

                                                                -----------         -----------
Net Increase (Decrease) in Net Assets Resulting from
  Operations................................................     (7,030,660)          3,365,866
                                                                -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM

    Net realized gain from investments......................     (3,741,772)           (680,581)

                                                                -----------         -----------
CAPITAL SHARE TRANSACTIONS

    Sale of shares..........................................      8,578,660          12,130,823

    Reinvestment of distributions...........................      3,528,824             651,634

    Redemption of shares....................................     (5,744,281)         (4,614,823)

                                                                -----------         -----------
Net Increase from Capital Share Transactions................      6,363,203           8,167,634
                                                                -----------         -----------
    Redemption fees.........................................         14,755                  --
                                                                -----------         -----------

Net Increase (Decrease) in Net Assets.......................     (4,394,474)         10,852,919

NET ASSETS

    Beginning of period.....................................     24,920,724          14,067,805

                                                                -----------         -----------
    End of period(A)........................................    $20,526,250         $24,920,724
                                                                ===========         ===========
SHARE ACTIVITY

    Sale of shares..........................................        396,928             447,491

    Reinvestment of distributions...........................        188,808              22,666

    Redemption of shares....................................       (267,784)           (169,471)
                                                                -----------         -----------

Net Increase in Shares......................................        317,952             300,686

                                                                ===========         ===========
(A) Accumulated Undistributed Net Investment Income.........    $        --         $        --
                                                                ===========         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FOUNTAINHEAD
                                                                       KALEIDOSCOPE FUND
                                                              ------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2001    OCTOBER 31, 2000
                                                              ----------------    ----------------
OPERATIONS

    Net investment loss.....................................     $  (17,059)         $   (8,490)

    Net realized loss from investments......................       (113,591)             (1,015)

    Net change in unrealized appreciation (depreciation) of
      investments...........................................       (379,699)            254,527

                                                                 ----------          ----------
Net Increase (Decrease) in Net Assets Resulting from
  Operations................................................       (510,349)            245,022
                                                                 ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM

    Net realized gain from investments......................       (113,601)                 --
                                                                 ----------          ----------
CAPITAL SHARE TRANSACTIONS

    Sale of shares..........................................        527,632           2,508,109

    Reinvestment of distributions...........................        113,133                  --

    Redemption of shares....................................        (14,996)            (25,505)
                                                                 ----------          ----------
Net Increase from Capital Share Transactions................        625,769           2,482,604
                                                                 ----------          ----------
Net Increase in Net Assets..................................          1,819           2,727,626

NET ASSETS

    Beginning of period.....................................      2,727,626                  --
                                                                 ----------          ----------
    End of period...........................................     $2,729,445          $2,727,626
                                                                 ==========          ==========
SHARE ACTIVITY

    Sale of shares..........................................         39,985             190,041

    Reinvestment of distributions...........................          9,334                  --

    Redemption of shares....................................         (1,207)             (1,735)
                                                                 ----------          ----------

Net Increase in Shares......................................         48,112             188,306
                                                                 ==========          ==========
Accumulated Undistributed Net Investment Income.............     $       --          $       --
                                                                 ==========          ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                          2001          2000          1999          1998        1997 (a)
                                                       -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD.................    $ 27.21       $ 22.86       $ 12.61       $13.35        $ 10.00
                                                         -------       -------       -------       ------        -------
INVESTMENT OPERATIONS
    Net investment income (loss).....................      (0.25)        (0.31)        (0.16)       (0.09)         (0.02)

    Net realized and unrealized gain (loss) on
      investments....................................      (6.21)         5.70         10.41        (0.51)          3.37
                                                         -------       -------       -------       ------        -------
Total from Investment Operations.....................      (6.46)         5.39         10.25        (0.60)          3.35
                                                         -------       -------       -------       ------        -------
DISTRIBUTIONS TO SHAREHOLDERS FROM

    Net realized gain on investments.................      (4.13)        (1.04)           --        (0.14)            --

REDEMPTION FEE.......................................       0.01            --            --           --             --

NET ASSET VALUE, End of Period.......................    $ 16.63       $ 27.21       $ 22.86       $12.61        $ 13.35
                                                         =======       =======       =======       ======        =======

TOTAL RETURN.........................................     (25.38)%       23.35%        81.28%       (4.67)%        33.70%

RATIOS/SUPPLEMENTARY DATA

    Net assets at end of period (000's omitted)......    $20,526       $24,921       $14,068       $6,637        $ 2,629
    Ratios to Average Net Assets
:
        Expenses, including reimbursement/waiver of
          fees.......................................       1.50%         1.42%         1.25%        1.20%          0.97%(b)

        Expenses, excluding reimbursement/waiver of
          fees.......................................       1.94%         2.03%         2.50%        2.76%          8.25%(b)

    Net investment income (loss), including
      reimbursement/waiver of fees...................      (1.26)%       (1.15)%       (0.95)%      (0.67)%        (0.16)%(b)


PORTFOLIO TURNOVER RATE..............................        113%          125%          178%         108%           131%(b)

---------------------------------------------------------
(a) December 31, 1996 (commencement of operations) to October 31, 1997.
(b) Annualized

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD KALEIDOSCOPE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected per share data and ratios for a share outstanding throughout each period.

                                                              YEAR ENDED     YEAR ENDED
                                                              OCTOBER 31,    OCTOBER 31,
                                                                 2001           2000
                                                              -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.49         $10.00
                                                                ------         ------
INVESTMENT OPERATIONS
    Net investment income (loss)............................     (0.07)         (0.07)
    Net realized and unrealized gain (loss) on
     investments............................................     (2.28)          4.56
                                                                ------         ------
Total from Investment Operations............................     (2.35)          4.49
                                                                ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net realized gain on investments........................     (0.60)            --
                                                                ------         ------
NET ASSET VALUE, End of Period..............................    $11.54         $14.49
                                                                ======         ======
TOTAL RETURN................................................    (16.39)%        44.90%
RATIOS/SUPPLEMENTARY DATA
    Net assets at end of period (000's omitted).............    $2,729         $2,728
    Ratios to Average Net Assets:
        Expenses, including reimbursement/waiver of fees....      1.25%          1.25%
        Expenses, excluding reimbursement/waiver of fees....      1.79%          1.86%
    Net investment income (loss), including
     reimbursement/waiver of fees...........................     (0.60)%        (0.49)%
PORTFOLIO TURNOVER RATE.....................................       108%           196%

See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to Fountainhead Special Value Fund and Fountainhead Kaleidoscope Fund (individually, a "Fund", and collectively, the "Funds"). Each Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. On June 5, 2001 and on September 4, 2001, the Trust's Board of Trustees (the "Board") and the Board of Trustees of AmeriPrime Funds, respectively, approved the reorganization of Fountainhead Special Value Fund and Fountainhead Kaleidoscope Fund, two series of AmeriPrime Funds ("AmeriPrime") into newly created series of the Trust with the same names. Commencement of operations for each AmeriPrime Series was as follows:

Fountainhead Special Value Fund              December 31, 1996
Fountainhead Kaleidoscope Fund               November 1, 1999

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each Fund:

SECURITY VALUATION-Generally, the Trust determines the net asset value per share of a Fund as of the close of the regular trading on the New York Stock Exchange on each Fund business day. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. Securities that mature in sixty days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS-Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust accounts separately for the assets and liabilities and operations of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal year beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

REDEMPTION FEES-Each Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The fee, which is retained by each Fund, is accounted for as paid-in capital.

NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER-The investment adviser to each Fund is King Investment Advisors, Inc. (the "Adviser"). For its services, the Adviser receives an advisory fee from Fountainhead Special Value Fund at an annual rate of 0.90% of the average daily net assets. For its services, the Adviser receives an advisory fee from Fountainhead Kaleidoscope Fund at an annual rate of 1.75% of the average daily net assets. Under the Terms of the Management Agreement, the Adviser provides investment advisory services to Kaleidoscope Fund and is obligated to pay all expenses of the Fund except brokerage costs, taxes, borrowing costs, commissions, certain compensation and expenses of the Trustees and extraordinary and non-recurring expenses. Prior to September 24, 2001, the Adviser received an advisory fee from Fountainhead Special Value Fund at an annual rate of 1.43% of the Fund's average daily net assets.

ADMINISTRATOR-The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee per Fund at an annual rate of 0.10% of the Fund's average daily net assets up to $100 million and 0.05%, thereafter subject to an annual minimum fee of $40,000. The Adviser compensates FAdS for services rendered to Fountainhead Kaleidoscope Fund while Fountainhead Special Value Fund pays FAdS directly. Prior to September 24, 2001, the administrator for each Fund was Unified Fund Services, Inc. ("Unified"). For its services, Unified received a monthly fee at an annual rate of 0.10% of each Fund's net assets under $50 million, 0.075% on Fund's assets from $50 million to $100 million and 0.50% on Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). Prior to September 24, 2001, the Adviser paid all administration fees directly to Unified on behalf of Fountainhead Kaleidoscope Fund.

TRANSFER AGENT-The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives a fee per Fund in the amount of $1,900 per month, $2 per month per shareholder account, $1 per month per networked shareholder account and out-of-pocket expenses. The Adviser compensates FSS for services rendered to Fountainhead Kaleidoscope Fund while

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

Fountainhead Special Value pays FSS directly. Prior to September 24, 2001, the transfer agent for each Fund was Unified. For its services, Unified received $1.20 per shareholder (subject to a minimum monthly fee of $900) plus out of pocket expenses. Prior to September 24, 2001, the Adviser paid all transfer agency fees directly to Unified on behalf of Fountainhead Kaleidoscope Fund.

DISTRIBUTOR-The distributor for each Fund is Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFS receives no compensation for its distribution services. Prior to September 24, 2001, the distributor for each Fund was AmeriPrime Financial Services, Inc. AmeriPrime received no compensation for its distribution services.

CUSTODIAN-The custodian is Forum Trust, LLC (the "Custodian"). The Custodian safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. For its services, the Custodian receives a fee per Fund. 0.01% on first $1 billion in Fund assets; 0.0075% on Fund assets between $1-$2 billion; 0.005% on Fund assets $2-$6 billion; and 0.0025% on Fund assets greater than $6 billion. In addition, the Custodian receives from each Fund a $300 per month maintenance fee plus certain transaction fees. The Adviser compensates the Custodian for services rendered to Fountainhead Kaleidoscope Fund while Fountainhead Special Value pays directly. Prior to September 24, 2001, the custodian for each Fund was Firstar Bank, N.A. For its services, Fountainhead Special Value Fund paid Firstar Bank, N.A. a fee based on an annual rate of 0.0003% on the first $20 million in assets, 0.0002% on the next $30 million in assets and 0.00015% on the remaining asset balance, plus surcharges and out-of-pocket expenses. The Adviser compensated Firstar Bank, N.A. for services rendered to Fountainhead Kaleidoscope Fund.

FUND ACCOUNTANT-The fund accountant for each Fund is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives a fee per Fund of $36,000 annually plus a fee of 0.02% of the Fund's average daily net assets up to $100 million and 0.005% thereafter, surcharges based on the number of portfolio trades and out-of-pocket expenses. The Adviser compensates FAcS for services rendered to Fountainhead Kaleidoscope Fund while Fountainhead Special Value pays FAcS directly. Prior to September 24, 2001, the fund accountant for each Fund was Unified. For its services, Unified received an annual fee equal to 0.0275% of the average net assets up to $100 million, 0.025% of Fund's assets between $100 million to $300 million and 0.02% of Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 million to $100 million). The Adviser paid all accounting fees directly to Unified on behalf of Fountainhead Kaleidoscope Fund.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has waived a portion of its fees and reimbursed certain expenses of each Fund so that total expenses of each Fund would not exceed certain limitations. The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2003. For the year ended October 31, 2001, expenses reimbursed and fees waived were as follows:

                                                 FEES WAIVED    FEES REIMBURSED
                                                 BY ADVISER       BY ADVISER        TOTAL
                                                 -----------    ---------------    --------
Fountainhead Special Value Fund................   $106,345          $   --         $106,345
Fountainhead Kaleidoscope Fund.................     14,184           1,223           15,407

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period ending October 31, 2001, were as follows:

                                             FOUNTAINHEAD         FOUNTAINHEAD
                                          SPECIAL VALUE FUND    KALEIDOSCOPE FUND
                                          ------------------    -----------------
Cost of Purchases.......................     $27,273,682           $3,638,628
Proceeds from Sales.....................      24,767,436            3,212,546

For federal income tax purposes, the cost of investments and tax basis as of October 31, 2001 for gross unrealized appreciation and (depreciation), net unrealized appreciation and (depreciation) were as follows:

                                                                      NET UNREALIZED
                                         UNREALIZED     UNREALIZED     APPRECIATION    CAPITAL LOSS    YEAR
                           TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)    CARRYOVERS    EXPIRES
                          -----------   ------------   ------------   --------------   ------------   -------
Fountainhead Special
  Value Fund............  $21,627,804    $2,039,709    $(3,478,708)    $(1,438,999)      831,032       2009
Fountainhead
  Kaleidoscope Fund.....    2,743,181       232,237       (357,409)       (125,172)      239,786       2009

NOTE 6.  CHANGE IN INDEPENDENT AUDITORS (UNAUDITED)

At its June 5, 2001 meeting, the Board of Trustees of Forum Funds (the "Trust") approved Deloitte & Touche, LLP ("Deloitte") as the new independent accountant for each Fund, subject to the resignation of McCurdy & Associates CPA's, Inc. ("McCurdy") as independent auditor of Funds. The decision to replace McCurdy with Deloitte was motivated by the fact that Deloitte already serves as independent auditor for the majority of the Trust's other series. During the Fund's past two fiscal years and through September 24, 2001, the Funds had no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

NOTE 7.  RESTRICTED SECURITIES

Restricted Securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration as such restricted securities may be determined to be liquid under criteria established by the Board. A Fund will not incur registration costs upon such resales. The Funds hold the following restricted security which is priced at fair value by the Board pursuant to the Trust's valuation procedures.

                                                                 FUND
                                                              ACQUISITION    ACQUISITION      % OF
FUND                                   SECURITY                  DATE           COST       NET ASSETS
----                                   --------              -------------   -----------   ----------
Fountainhead Special Value
  Fund.....................  Saxon Capital Acquisition Co.   June 29, 2001   $1,000,000       4.87%
Fountainhead Kaleidoscope
  Fund.....................  Saxon Capital Acquisition Co.   June 29, 2001   $  120,000       4.40%

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

Board of Trustees of Forum Funds and Shareholders, Fountainhead Special Value Fund and Fountainhead Kaleidoscope Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the Fountainhead Special Value Fund and the Fountainhead Kaleidoscope Fund (the "Funds") as of October 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended October 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion based on our audit. The statement of changes in net assets for the year ended October 31, 2000 and the financial highlights for each of the four years in the period ended October 31, 2000 were audited by other auditors whose report dated November 19, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2001, and the results of its operations, the changes in net assets, and its financial highlights for the ended October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 7, 2001

                    King Investment Advisors, Inc.
                    c/o Forum Shareholder Services, LLC
       [KING LOGO]  Two Portland Square
                    Portland, Maine 04101
                    (800) 868-9535







                                     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.